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                                                                    EXHIBIT 10.5



          AGREEMENT (this "Agreement") made as of May   , 1996, by and
between SAMSONITE CORPORATION, a Delaware corporation (the "Company"), and
[                  ] (the "Executive").

                              W I T N E S S E T H:

          WHEREAS, the Board of Directors of the Company (the "Board") recognizes that assuring the continuity of senior management, including the Executive, is important to the continued success of the Company; and

          WHEREAS, the Board desires to provide additional incentives to assure that the Executive will remain employed by the Company for at least three (3) years from the date hereof and to provide for certain other contingencies.

          NOW, THEREFORE, in consideration of the foregoing and of the covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. STAY BONUS. (a) If the Executive remains continually employed by the Company or its subsidiaries from the date hereof through the date (the "Stay Date") which is the earlier of the third anniversary of the date hereof and the first anniversary of a Change of Control (as defined below), then the Company shall issue to the Executive not later than the thirtieth (30th) day following the Stay Date, as a one-time bonus (the "Stay Bonus"), 38,889 shares (the "Bonus Shares") of the Company's common stock, par value $.01 per share ("Common Stock"); PROVIDED that if the Executive's employment with the Company is terminated prior to the Stay Date (i) by reason of death or (ii) by the Executive for Good Reason or (iii) by the Company other than for Cause or Disability, then notwithstanding such termination of employment, the Company shall pay the Stay Bonus to the Executive not later than the thirtieth (30th) day following such termination of employment. If the Executive's employment is terminated pursuant to the foregoing proviso, the Stay Bonus shall be payable, at the option of the Company, either in the form of (x) the Bonus Shares or (y) cash in an amount equal to the aggregate Fair Market Value (as


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defined below) of the Bonus Shares as of the Date of Termination (as defined in the Employment Agreement (the "Employment Agreement"), effective as of May 1, 1995, between the Company and the Executive). For all purposes hereof, the Bonus Shares shall include the amount of Common Stock issuable pursuant to this Section 1, as adjusted or changed pursuant to Section 4 hereof.

          (b) As used herein, the terms "Good Reason" and "Cause" have the respective meanings given to such terms in the Employment Agreement, "Disability" means a determination of the Board (or any duly authorized committee thereof) described in Section 5(b) of the Employment Agreement and the "Fair Market Value" of the Common Stock (or other securities or property then constituting the Bonus Shares), as of the Date of Termination, (i) in the case of Common Stock or any other security, shall be determined with reference to (1) the closing sales price of such security on the national securities exchange on which such security is principally traded, on the next preceding date on which there was a sale of such stock on such exchange, or
(2) if such security is not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such security on such exchange, or (3) if such security is not then listed on a national securities exchange or on the Nasdaq Stock Market, the average of the highest reported bid and lowest reported asked prices for such security as reported by the National Association of Securities Dealers, Inc. Automated Quotations ("NASDAQ") system for the last preceding date on which such bid and asked prices were reported, and (ii) in the case of a security that is not then listed on any securities exchange or prices therefor are not then quoted in the NASDAQ system and in the case of any other property, such value shall be determined in good faith by the Board (or any duly authorized committee thereof).

          2. ACCELERATED VESTING OF STOCK OPTIONS. If a Change of Control occurs, then all options to purchase common stock of the Company granted to the Executive by the Company prior to the date hereof shall vest on the first anniversary of the date on which such Change of Control occurs (to the extent such options shall not have otherwise vested as of such accelerated vesting date), notwithstanding anything to the contrary contained in the


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Company's 1995 Stock Option Plan (the "Plan") or in any agreement (the "Stock
Option Agreement") between the Company and the Executive governing such options, provided that the Executive remains continually employed by the Company or its subsidiaries from the date hereof through such first anniversary date. The term of such options and all other provisions of such options (including, but not limited to, provisions governing vesting (to the extent such provisions would result in earlier vesting), expiration, termination and exercisability) as set forth in the Plan and the Stock Option Agreement shall remain in full force and effect.

          As used herein, "Change of Control" means (a) any sale, transfer or other conveyance (whether directly, or indirectly through a merger, consolidation or similar transaction), or series of related sales, transfers or other conveyances, of the outstanding capital stock of the Company pursuant to which any person (or group of affiliated persons) other than an Excluded Person, becomes the beneficial owner of more than 50% of the outstanding common stock of the Company or (b) any sale, transfer or other conveyance of all or substantially all of the Company's assets to any person (or group of affiliated persons) other than to an Excluded Person. For purposes of the foregoing definition, "Excluded Person" means and includes
(i) Apollo Investment Fund, L.P. ("Apollo"), any of its affiliates, and, so long as Apollo or an affiliate of Apollo controls the right to vote the securities in question, any partner, shareholder or trustee of any of them,
(ii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (iii) the Company or any subsidiary of the Company.

          3. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in this Agreement shall confer upon the Executive the right to continue in the employ of the Company or to be entitled to any right or benefit not set forth in this Agreement or to interfere with or limit in any way the right of the Company to terminate the Executive's employment with the Company.

          4. CERTAIN ADJUSTMENTS. The amount of Common Stock comprising the Bonus Shares shall be adjusted, and the Bonus Shares shall be changed into the kind and


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amount of capital stock, other securities, money and/or property in lieu of
Common Stock, upon the occurrence of certain events in accordance with the provisions of paragraphs (a), (b) and (c) below.

          (a) In case of any recapitalization or capital reorganization of the Company or any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and that does not result in any reclassification of or change in the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination)), or in case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, then the kind and amount of shares of capital stock, other securities, money and/or property (the "Transaction Consideration") receivable in respect of each share of Common Stock upon such recapitalization, reorganization, reclassification, consolidation, merger, sale or transfer shall thereafter be deliverable in lieu of each Bonus Share theretofore issuable in payment of the Stay Bonus. The intent of this paragraph is that the kind and amount of capital stock, other securities, money and/or property deliverable pursuant to this paragraph shall be the same as if the Bonus Shares were outstanding immediately prior to the transaction giving rise to the payment of the Transaction Consideration and such Transaction Consideration were deposited in trust for the ratable benefit of the Executive and other employees of the Company with which the Company has entered into agreements similar to this Agreement; PROVIDED that no interest shall be deemed to have been paid in respect of any cash constituting a part of the Transaction Consideration or any cash, income or profits received in respect of any Transaction Consideration. The provisions of this paragraph (a) shall similarly apply to successive recapitalizations, reorganizations, reclassifications, consolidations, mergers, sales and transfers.


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          (b)  If the Company shall subdivide or combine its outstanding shares of Common Stock, (i) in the case of a subdivision of shares, the number of Bonus Shares issuable in payment of the Stay Bonus shall be proportionately increased (as at the effective date of such subdivision or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the number of Bonus Shares issuable in payment of the Stay Bonus shall be proportionately reduced (as at the effective date of such combination or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination. In the event that an adjustment pursuant to this paragraph (b) is made as of the record date for purposes of any subdivision or combination and such subdivision or combination is not so made, the number of Bonus Shares issuable in payment of the Stay Bonus shall again be adjusted to be the number of Bonus Shares that would then be issuable in payment of the Stay Bonus if such record date had not been fixed.

          (c) If the Company shall pay a dividend on, or make any other distribution to the holders of, its outstanding Common Stock in shares of its Common Stock, the number of Bonus Shares issuable in payment of the Stay Bonus shall be adjusted, as of the date the Company shall take a record of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as of the date of such payment or other distribution), to that number determined by multiplying the number of Bonus Shares issuable in payment of the Stay Bonus in effect immediately prior to such record date (or if no such record is taken, immediately prior to such payment or other distribution), by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution; PROVIDED that if the foregoing adjustment is as of a record date for such dividend or


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other distribution and such dividend or distribution is not so paid or made, the number of Bonus Shares issuable in payment of the Stay Bonus shall again be adjusted to be the number of Bonus Shares issuable in payment of the Stay Bonus that would then be in effect if such record date had not been fixed.

          5. REGISTRATION RIGHTS. If the Stay Bonus is paid in the form of Common Stock and the Company has not filed and caused to be effective a registration statement on Form S-8 with respect to such shares of Common Stock, then at the request of the Executive, the Company shall promptly file and cause to be effective a registration statement on an appropriate form selected by the Company (which may include Form S-8) in order to permit the public resale of such shares of Common Stock by the Executive; PROVIDED that the Company shall have no such obligation to file and cause such registration statement to become effective if in the opinion of counsel to the Company registration under the Securities Act of 1933 is not then required in order to permit the public sale of such shares by the Executive.

          6. TAXES. The Company shall deduct from all amounts payable under this Agreement all federal, state, local and other taxes required by law to be withheld with respect to such payments. In addition, the Company shall have the right to require the Executive to pay to the Company in cash the amount of any federal, state, local and foreign income and other taxes that the Company may be required to withhold before delivering to the Executive a certificate or certificates representing the Bonus Shares.

          7. SUCCESSORS; BINDING AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company, including, without limitation, any person acquiring directly or indirectly all or substantially all of the assets of the Company, whether by merger, consolidation, sale or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement).

          (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal repre-


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sentatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

          8. NOTICE. For purposes of this Agreement, notices, demands and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given (i) when hand delivered, (ii) when sent if sent by overnight mail, overnight courier or facsimile transmission or (iii) when mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows: (a) if to the Executive, to the then current address set forth in the employee payroll records of the Company and (b) if to the Company, to Samsonite Corporation, 12000 East Forty-Fifth Avenue, Denver, Colorado 80239-3018, Attention: Board of Directors c/o Corporate Secretary (in each case, with a copy to: Gregory
A. Fernicola, Esq., Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, NY 10022) or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          9. MISCELLANEOUS. (a) The parties hereto agree that this Agreement contains the entire understanding and agreement between them with respect to the subject matter hereof, and supersedes all prior understandings and agreements between the parties respecting such subject matter, and that the provisions of this Agreement may not be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The descriptive headings of the several sections and paragraphs contained herein have been inserted for convenience of reference only and shall in no way limit or otherwise affect the meaning hereof.

          (b) No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.


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          (c)  Except as expressly provided in Section 2 hereof, nothing contained in this Agreement shall in any way affect the respective rights and obligations of the parties hereto contained in any other agreement between the parties hereto, including, but not limited to, the Employment Agreement or any future employment agreement between the Company and the Executive.
Any Stay Bonus to which the Executive is entitled hereunder is not in lieu of salary or other compensation for services rendered by the Executive to the Company.

          (d) The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

          (e) Any action required to be taken under this Agreement within a certain number of days shall be taken within that number of calendar days; PROVIDED that if the last day for taking such action falls on a weekend or a holiday, the period during which such action may be taken shall be automatically extended to the next business day.

          (f) The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision or provisions of this Agreement, which shall remain in full force and effect.

          (g) This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.














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          IN WITNESS WHEREOF, the Company has caused its name to be
subscribed to this Agreement by its duly authorized representative and the Executive has executed this Agreement as of the date and the year first above written.

                                   SAMSONITE CORPORATION



                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:



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                                   [                    ]











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